SCUDDER  [logo]



    Supplement to currently effective Prospectus of each of the listed funds
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
Scudder Balanced Fund                             Scudder Latin America Fund
Scudder California Tax Free Fund                  Scudder Limited Term Tax Free Fund
Scudder California Tax Free Money Fund            Scudder Managed Municipal Bonds
Scudder Cash Investment Trust                     Scudder Massachusetts Limited Term Tax Free Fund
Scudder Classic Growth Fund                       Scudder Massachusetts Tax Free Fund
Scudder Development Fund                          Scudder Medium Term Tax Free Fund
Scudder Dividend & Growth Fund                    Scudder Micro Cap Fund
Scudder Emerging Markets Growth Fund              Scudder New York Tax Free Fund
Scudder Emerging Markets Income Fund              Scudder New York Tax Free Money Fund
Scudder Financial Services Fund                   Scudder Ohio Tax Free Fund
Scudder Global Bond Fund                          Scudder Pacific Opportunities Fund
Scudder Global Discovery Fund                     Scudder Pathway Series:
Scudder Global Fund                                  Balanced Portfolio
Scudder GNMA Fund                                    Conservative Portfolio
Scudder Gold Fund                                    Growth Portfolio
Scudder Greater Europe Growth Fund                   International Portfolio
Scudder Growth and Income Fund                    Scudder Pennsylvania Tax Free Fund
Scudder Health Care Fund                          Scudder Real Estate Investment Fund
Scudder High Yield Bond Fund                      Scudder S&P 500 Index Fund
Scudder High Yield Tax Free Fund                  Scudder Short Term Bond Fund
Scudder Income Fund                               Scudder Small Company Value Fund
Scudder International Bond Fund                   Scudder Tax Free Money Fund
Scudder International Fund                        Scudder Technology Fund
Scudder International Growth Fund                 Scudder U.S. Treasury Money Fund
Scudder International Growth and Income Fund      Scudder Value Fund
Scudder International Value Fund                  Scudder Zero Coupon 2000 Fund
Scudder Large Company Growth Fund                 Scudder 21st Century Growth Fund
Scudder Large Company Value Fund

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The following replaces the section entitled "Minimum balances" under the
"Transaction Information" section of each Fund's prospectus:

Minimum balances


Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Directors/Trustees. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o assess an annual $10 per fund charge(with the fee to be paid to the fund) for any non-fiduciary account without an automatic investment plan in place and a balance of less than $2,500; and

o redeem all shares in fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary and custodial accounts with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Please refer to "Exchanges and Redemptions -- Other Information" in the Fund's Statement of Additional Information for more information.

September 18, 1998